UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2003

World Wrestling Entertainment, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-27639	04-2693383

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1241 East Main Street, Stamford, CT	06902

(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (203) 352-8600

Item 7.   Financial Statements and Exhibits.

(c)	Exhibits

99.1	Press Release dated November 17, 2003

Item 12.   Results of Operations and Financial Condition.

      On November 17, 2003, World Wrestling Entertainment, Inc. issued the press release furnished as Exhibit 99.1 to this Form 8-K.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLD WRESTLING ENTERTAINMENT, INC.

By:	/s/ Philip B. Livingston Philip B. Livingston Chief Financial Officer

Dated: November 17, 2003

EXHIBIT INDEX

99.1	Press Release dated November 17, 2003